Exhibit 99.1

Investor Presentation Second Quarter 2009

Cautionary Note Regarding Forward-Looking Statements This presentation may include forward-looking statements, both with respect to the Company and its industry, that reflect its current views with respect to future events and financial performance. Statements that include the words "expect," "intend," "plan," "confident," "believe," "project," "anticipate," "will," "may" and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond the Company's control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. The parties believe that these factors include, but are not limited to, the following: 1) Validus and IPC may be unable to complete the proposed amalgamation because, among other reasons, conditions to the closing of the proposed amalgamation may not be satisfied or waived; 2) uncertainty as to the actual premium that will be realized by IPC shareholders in connection with the proposed amalgamation; 3) uncertainty as to the long-term value of Validus common shares; 4) unpredictability and severity of catastrophic events; 5) rating agency actions; 6) adequacy of Validus' or IPC's risk management and loss limitation methods; 7) cyclicality of demand and pricing in the insurance and reinsurance markets; 8) Validus' limited operating history; 9) Validus' ability to implement its business strategy during "soft" as well as "hard" markets; 10) adequacy of Validus' or IPC's loss reserves; 11) continued availability of capital and financing; 12) retention of key personnel; 13) competition; 14) potential loss of business from one or more major insurance or reinsurance brokers; 15) Validus' or IPC's ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 16) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 17) the integration of Talbot or other businesses Validus may acquire or new business ventures Validus may start; 18) the effect on Validus' or IPC's investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 19) acts of terrorism or outbreak of war; 20) availability of reinsurance and retrocessional coverage; 21) failure to realize the anticipated benefits of the proposed amalgamation, including as a result of failure or delay in integrating the businesses of Validus and IPC; and 22) the outcome of any legal proceedings to the extent initiated against Validus, IPC and others following the announcement of the proposed amalgamation, as well as management's response to any of the aforementioned factors. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in Validus' most recent reports on Form 10-K and Form 10-Q and the risk factors included in IPC's most recent reports on Form 10-K and Form 10-Q and other documents of Validus and IPC on file with the Securities and Exchange Commission ("SEC"). Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Validus will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Validus or its business or operations. Except as required by law, the parties undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information Additional information about the proposed amalgamation and where to find it: The issuance of Validus shares to IPC shareholders in the amalgamation will be submitted to shareholders of Validus for their consideration. The proposed amalgamation will be submitted to shareholders of IPC for their consideration. On July 16, 2009 and August 3, 2009, Validus filed a Registration Statement on Form S-4 that contains a preliminary joint proxy statement/prospectus for the proposed amalgamation. These materials are not yet final and will be amended or supplemented. Validus and IPC shareholders are urged to read the preliminary joint proxy statement/prospectus and, when filed, the definitive version thereof, and any other relevant documents filed with the SEC because they contain and will contain important information. This presentation is not a substitute for the joint proxy statement/prospectus or any other documents which Validus or IPC may file with the SEC and send to their respective shareholders in connection with the proposed amalgamation. The preliminary joint proxy statements/prospectuses filed on July 16, 2009 and August 3, 2009 are, and the definitive version of the joint proxy statement/prospectus and other relevant materials, when filed, will be, available free of charge at the SEC's website (www.sec.gov) or by directing a request to Validus through Jon Levenson, Senior Vice President, at +1-441-278-9000, or IPC through John Weale, Interim President and Chief Executive Officer, at +1-441-298-5100. This presentation does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a proxy statement/prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in the Solicitation: Validus and IPC and their directors and executive officers are deemed to be participants in any solicitation of Validus and IPC shareholders in connection with the proposed amalgamation. Information about Validus' directors and executive officers is available in Validus' definitive proxy statement, dated March 25, 2009, for its 2009 annual general meeting of shareholders. Information about IPC's directors and executive officers is available in IPC's Amendment No. 1 to Form 10-K, dated April 30, 2009, for the fiscal year ended December 31, 2008.

Note on Non-GAAP Financial Measures In presenting the Company's results herein, management has included and discussed underwriting income, operating income, and diluted book value per share that are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP. Non-GAAP measures may be defined or calculated differently by other companies. We believe that theses measures are important to investors and other interested parties. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The underwriting results of an insurance or reinsurance company are often measured by reference to its underwriting income because underwriting income indicates the performance of the company's core underwriting function. Underwriting income is reconciled to net income by the addition or subtraction of net investment income (loss), financing expenses, fair value of warrants issued, net realized gains (losses) on investments and foreign exchange gains (losses). Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses) on investments, gains (losses) arising from translation of non-U.S.$ denominated balances and non-recurring items. Net operating income is the most directly comparable GAAP measure as it focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, translation of non-U.S.$ currencies and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-U.S.$ denominated balances are unrelated to our underlying business. Diluted book value per share is calculated based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options, warrants and share equivalents outstanding (assuming their exercise). A reconciliation of the non GAAP measures detailed herein to the most comparable GAAP measure can be found at the end of this presentation.

Primary Shares Outstanding: 76,151,473 Share Price (June 30, 2009): $21.98 Primary Market Capitalization: Annual Dividend/Yield : $0.80 per share (3.6%) Exchange / Ticker: NYSE / "VR" Analyst Coverage: Matt Carletti, Fox-Pitt Kelton Cochran Caronia Waller Jay Cohen, Merrill Lynch Dean Evans, Keefe, Bruyette & Woods Julia Ferguson, Dowling & Partners Matt Heimermann, JPMorgan Brian Meredith, UBS Chris Neczypor, Goldman Sachs $1.67bn Selected Market Information

Validus is Diversified in Short-Tail Specialty Classes Validus Re Gross Premium Written Last twelve months GPW: $778.6 million Last twelve months consolidated GPW of $1.496 billion1 Balanced by Class: 47% Property, 29% Marine, 24% Specialty Note (1): Consolidated GPW reflects $55.7 million of intersegment eliminations Talbot Gross Premium Written Last twelve months GPW: $773.0 million

Balanced Between Insurance and Reinsurance Based on 2008 GPW except ACGL which is NPW. Source: SEC filings and other public disclosures.

Focused on Short-Tail Specialty Classes Based on 2008 GPW except ACGL which is NPW. Source: SEC filings and other public disclosures.

Property Cat Reinsurance is Important But Not Dominant Based on 2008 GPW except ACGL which is NPW. Source: SEC filings and other public disclosures.

Talbot 2008 Market Share by Lloyd's Class of Business Note: Market share expressed as a % of gross premium for 2008. Source: Lloyd's

Current Market Dynamics Reinsurance industry capital was materially depleted in 2008 U.S. Statutory surplus was down 11%, or ~$60 billion in 20081 Limited access to replacement capital and new capacity at Jan 1 2009 Rate increases of 10-15%2 June and July renewals have been orderly Demand and supply equilibrium Rate increases of 10-15%2 Catastrophe business is well priced and one of the few sectors seeing rate increases 1 Source: A.M. Best Company 2 Source: Business Insurance 3 Source: Guy Carpenter; indexed to 1990 value of 100% Catastrophe Rate on Line Index3

Ability to Scale Platform Note: Certain subsidiaries have been excluded for the purposes of presentation. For a complete organizational chart see the company's most recent Annual Report on Form 10-K Singapore and Hamburg representative offices Miami office targeting Latin America Onshore Energy Aviation Flexible and Efficient Operating Platform

Validus Reported Excellent Second Quarter 2009 Results 1Reconciliations of VR diluted book value per share, operating income and annualized operating ROAE, non-GAAP financial measures, to book value per share, net income and annualized ROAE are presented in the appendix Source: SNL Financial, company reports; companies reporting through August 4, 2009 11.9% quarter to quarter growth in gross premiums written (6.3% at Validus Re and 19.2% at Talbot) 71.9% combined ratio (52.5% at Validus Re and 87.4% at Talbot) Net operating income of $110.4 million and diluted operating EPS of $1.40 Net income of $137.6 million and diluted EPS of $1.74 Diluted book value per share of $26.08 26.4% annualized ROAE and 21.2% annualized operating ROAE Peer Comparison - Q2 2009 Annualized Operating ROAE Validus Q2 2009 Highlights 1

Validus Holdings, Ltd. - Quarterly Overview Gross premiums written increased by 11.9% ($45.1 million) 6.3% increase in Validus Re segment 19.2% in Talbot segment Net underwriting income increased by 2.9% 6.1% growth in net premiums earned Combined ratio higher by 0.9 percentage points Net investment income decreased 26.0% Increase of 0.7% sequentially Impact of cash balance reinvestment Net operating income $110.4 million Diluted net operating EPS of $1.40 Net income of $137.6 million Diluted EPS of $1.74 Unrealized investment gain of $37.2 million Note (1): Current quarter events: $11.0mm Air France loss. Prior year = $10.2 million US storm and flood losses

Validus Re - Quarterly Segment Results Gross premiums written increased by 6.3% ($11.7 million) $12.6 million increase in property Net premiums written decreased by 16.1% ($30.1 million) Advanced renewal of retrocessional coverage, increasing ceded premiums Net premiums earned of $163.7 million Underwriting income of $77.8 million Stable net premiums earned Combined ratio of 52.5% vs. 52.1% in prior year Note (1): Air France loss in current quarter; US storm and flood losses in 2008

Talbot - Quarterly Segment Results Gross premiums written increased by 19.2% ($37.9 million) 26.5% on a constant currency basis ($52.3 million) $31.2 million from Onshore Energy Rate increases in 16 of 20 classes Sources of favorable prior period development: $7.9 million from Property $4.5 million from Marine Underwriting income of $20.7 million: Combined ratio of 87.5% vs. 86.4% Note (1): Current quarter events: $8.3 million Air France loss

Investment Portfolio at June 30, 2009 Conservative investment strategy Emphasize the preservation of invested assets Provide sufficient liquidity for the prompt payment of claims No exposure to alternative asset classes, equities, derivatives Comprehensive portfolio disclosure Average portfolio rating of AA+ Minimum average credit quality of AA- Short duration (1.9 years as of June 30, 2009) Investment yield: 3.08% (1) Note (1): Annualized effective investment yield for the quarter is calculated by dividing net investment income by the average balance of the assets managed by our portfolio managers and our other investments.

Loss Reserves at June 30, 2009 Validus Gross Reserve Mix Gross reserves for losses and loss expenses of $1.31 billion IBNR represents 45.3% of reserves No exposures pre-dating 2002 Talbot has a history of favorable reserve development: $126.5 million since acquisition $54.7 million during 2009 Favorable reserve development in the second quarter 2009 of $13.2 million Talbot reserve release of $10.3 million Validus reserve release of $2.9 million Observations

Growth in Diluted Book Value Per Share Plus Accumulated Dividends Growth in diluted book value per share plus accumulated dividends 14.6% compounded annual growth through June 30, 2009

Transparent Risk Disclosure - July 2009 Portfolio 1:100 year PML equal to 15.3% of June 30, 2009 capital, 17.5% of shareholders' equity Net loss estimates are before income tax, net of reinstatement premiums, and net of reinsurance and retrocessional recoveries. The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly mis-estimate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses. The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers' compensation, and personal accident contracts using commercially available catastrophe models such as RMS, AIR and EQECAT, which are applied and adjusted by the Company. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, policy terms and conditions and the cost of rebuilding property in a zone, among other assumptions. These assumptions will evolve following any actual event. Accordingly, if the estimates and assumptions that are entered into the risk model are incorrect, or if the risk model proves to be an inaccurate forecasting tool, the losses the Company might incur from an actual catastrophe could be materially higher than its expectation of losses generated from modeled catastrophe scenarios. In addition, many risks such as second-event covers, aggregate excess of loss, or attritional loss components cannot be fully evaluated using the vendor models. Further, the Company cannot assure that such third party models are free of defects in the modeling logic or in the software code. Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification. The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events, including, but not limited to, the composition of the Company's business. The events presented reflect a specific set of proscribed calculations and do not necessarily reflect all events that may impact the Company.

Significant Increase in Scale and Market Presence A Pro Forma Comparison of 6/30/09 Shareholders' Equity 1 Excludes effects of Paris Re acquisition Source: SNL, Validus pro forma analysis Based on June 30, 2009 data 1

IPC Transaction Update Definitive Amalgamation Agreement executed July 9th Initial form S-4 joint proxy statement/prospectus filed with the S.E.C. on July 16th Amendment filed August 3rd Closing anticipated in the third quarter of 2009 1 TBA

Proforma Effect of IPC Transaction as of June 30, 2009

Investor Presentation - Appendix Second Quarter 2009

Net Operating Income Reconciliation

Diluted Book Value Per Share Reconciliation